CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 18, 2006, relating to the financial statements and financial highlights which appears in the October 31, 2006 Annual Report to Shareholders of Managers Trust I: Managers Fremont Global Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, and Managers California Intermediate Tax-Free Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Statements”, “Experts”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 18, 2006, relating to the financial statements and financial highlights which appears in the October 31, 2006 Annual Report to Shareholders of Managers AMG Funds: FQ Tax-Managed U.S. Equity Fund, FQ U.S. Equity Fund and FQ Global Alternatives Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Statements”, “Experts”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2006, relating to the financial statements and financial highlights which appears in the October 31, 2006 Annual Report to Shareholders of Managers Trust I: Managers Fremont Bond Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Statements”, “Experts”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2007